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                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY


                               PLEDGE AGREEMENT

          This Pledge Agreement (this "Pledge Agreement") is made as of March
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31, 1999, between Douglas Fellmy ("Pledgor"), and Sealy Mattress Company, an
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Ohio corporation (the "Company").  The Company is a wholly-owned subsidiary of
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Sealy Corporation, a Delaware corporation ("Parent").
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          Reference is hereby made to the Stock Purchase Agreement, dated as of the date hereof, among Bain Capital Fund V-B, L.P. ("Seller"), the Company,
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Pledgor, the other "Buyers" listed therein and the other parties named therein pursuant to which, on the date hereof, Pledgor has purchased from Seller 8,361 shares of Parent's Class A Common Stock, par value $.01 per share, and 929 shares of Parent's Class L Common Stock, par value $.01 per share (such shares of Class A Common and Class L Common, the "Pledged Shares"), for an aggregate
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purchase price of $48,203 (the "Purchase Price").  The Company has loaned the
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Purchase Price to Pledgor and Pledgor has issued to the Company a recourse promissory note (the "Note") in principal amount equal to the Purchase Price.
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This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

          NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note, Pledgor and the Company hereby agree as follows:

          1.   Pledge.  Pledgor hereby pledges to the Company, and grants to the
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Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

          2.   Delivery of Pledged Shares.  Upon the execution of this Pledge
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Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment or stock powers sufficient to transfer title thereto to the Company.

          3.   Voting Rights.  Notwithstanding anything to the contrary
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contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares.

          4.   Stock Dividends; Distributions, etc.  If, while this Pledge
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Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in
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connection with any recapitalization, reorganization or reclassification, a stock distribution or dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment or stock powers, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

          5.   Default.  If Pledgor defaults in the payment of the principal or
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interest under the Note when it becomes due (whether upon acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of North Carolina or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, in a commercially reasonable manner. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the reasonable fees of any attorneys employed by the Company to collect such deficiency.

          6.   Costs and Attorneys' Fees.  All costs and expenses (including
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reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

          7.   Payment of Indebtedness and Release of Pledged Shares.  Upon
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payment in full of the indebtedness evidenced by the Note  (including all principal and accrued interest thereof), the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment or stock powers.

          8.   No Other Liens; No Sales or Transfers.  Pledgor hereby represents
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and warrants that he or she has good and valid title to all of the Pledged
Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Pledge

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Agreement, or (ii) without the prior written consent of the Company (with approval of Parent's board of directors), sell or otherwise transfer any Pledged Shares or any interest therein.

          9.   Further Assurances.  Pledgor agrees that at any time and from
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time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

          10.  Severability.  Any provision of this Pledge Agreement which is
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prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.  No Waiver; Cumulative Remedies.  The Company shall not by any
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act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company (with approval of Parent's board of directors), and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          12.  Amendments; Applicable Law.  None of the terms or provisions of
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this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by the Company (with approval of Parent's board of directors) and Pledgor. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by and construed in accordance with the laws of the state of North Carolina, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

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    IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                             SEALY MATTRESS COMPANY


                                             ___________________________
                                             Name:
                                             Title:


                                             ___________________________
                                             Douglas Fellmy